                                                                    EXHIBIT 10.2


                                     ALLONGE

        THIS ALLONGE is made effective this 28th day of November, 1995 by NATIONAL MEDIA CORPORATION AND ITS SUBSIDIARIES LISTED BELOW (collectively, the "Maker") for benefit of MERIDIAN BANK, as assignee of Safeguard Scientifics (Delaware), Inc., Technology Leaders II L.P., Technology Leaders II Offshore C.V., Ira Lubert, Gary Erlbaum, Michael Erlbaum, Steven Erlbaum and Morris Saffer Holdings ("Payee").

                                   BACKGROUND

        A. Maker is duly and justly indebted to Payee as evidenced by those certain Secured Subordinated Notes dated December 1, 1994 and April 1, 1995, respectively, in the original aggregate principal amount of Five Million Dollars ($5,000,000.00) (the "Notes").

        B. As a condition precedent to Payee's agreement to extend a Five Million Dollar ($5,000,000.00) revolving line of credit to National Media Corporation, Media Arts International, Ltd. and Quantum International, Ltd., Maker agreed to modify the terms of the Notes to provide for the annual payment of principal and interest in accordance with the terms and conditions hereof.

     NOW, THEREFORE, in consideration of the mutual benefits inuring to Maker and Payee and intending to be legally bound hereby, it is agreed that the Notes are hereby modified as described below.

                                      TERMS

        1. Effect of Modification. All other provisions of the Notes and of all other agreements and instruments executed in connection therewith shall not be modified hereby except as expressly set forth below, and this Allonge shall not be construed as a waiver of any of Payee's rights under the Notes as heretofore existing or as hereafter modified by this Allonge.

        2. Payment of Principal and Interest. Commencing on December 1, 1996 and continuing on the first day of December of each of the next four (4) following years, Maker shall pay to Payee an amount equal to One Million Dollars ($1,000,000.00), plus all accrued and unpaid interest due on the Notes. All principal and accrued and unpaid interest due on the Notes shall be paid in full on or before December 1, 2000.

        3. Confirmation of Debt. Maker hereby confirms and ratifies the Notes as modified hereby and acknowledges that they have no defense, set-off, counterclaim or challenge against the payment of all sums as set forth in the Notes, as modified hereby, the enforcement of any of the terms thereof or the validity of the provisions hereof.

        4. Single Instrument. Maker hereby directs Payee to affix this Allonge to the Notes, whereupon the Notes and this Allonge will become and constitute a single instrument.



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        IN WITNESS WHEREOF, Maker and Payee have executed this Allonge under seal on the date first above written.

                                     NATIONAL MEDIA CORPORATION


                                     By: /s/ Constantinos I. Costalas
                                     ---------------------------------------
                                     Constantinos I. Costalas, Vice Chairman
[CORPORATE SEAL]

                                     MEDIA ARTS INTERNATIONAL, LTD.


                                     By: /s/ John J. Sullivan
                                     ---------------------------------------
                                     John J. Sullivan, Vice President
[CORPORATE SEAL]

                                     STRATEGIC ALLIANCES CORPORATION


                                     By: /s/
                                     ---------------------------------------
                                     Name/Title:
[CORPORATE SEAL]

                                     NATIONAL MEDIA HOLDINGS,INC.


                                     By: /s/
                                     ---------------------------------------
                                     Name/Title:
[CORPORATE SEAL]

                                     NATIONAL MEDIA MARKETING
                                     CORPORATION


                                     By: /s/
                                     ---------------------------------------
                                     Name/Title:
[CORPORATE SEAL]

                     [SIGNATURES CONTINUED ON THE NEXT PAGE]


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                  [SIGNATURES CONTINUED FROM THE PREVIOUS PAGE]

                                     MULTI-MEDIA DISTRIBUTION CENTER, INC.


                                     By: /s/
                                     -------------------------------------
                                     Name/Title:
[CORPORATE SEAL]

                                     BUSINESS PUBLICATIONS, INC.


                                     By: /s/
                                     -------------------------------------
                                     Name/Title:
[CORPORATE SEAL]

                                     QUANTUM MARKETING INTERNATIONAL, INC.


                                     By: /s/
                                     -------------------------------------
                                     Name/Title:
[CORPORATE SEAL]

                                     N.P.A. REALTY CORP.


                                     By: /s/
                                     -------------------------------------
                                     Name/Title:
[CORPORATE SEAL]

                                     NATIONAL MEDIA MEDIA CORPORATION


                                     By: /s/
                                     -------------------------------------
                                     Name/Title:
[CORPORATE SEAL]
                                     QUANTUM INTERNATIONAL, LTD.


                                     By: /s/
                                     -------------------------------------
                                     Name/Title:
[CORPORATE SEAL]
                     [SIGNATURES CONTINUED ON THE NEXT PAGE]


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                  [SIGNATURES CONTINUED FROM THE PREVIOUS PAGE]


                                     MERIDIAN BANK


                                     By: /s/ Steven D. Hobman
                                     ---------------------------------------
                                     Steven D. Hobman, Vice President